TO THE PARTICIPANTS OF VARIABLE ANNUITY ACCOUNT A

Equity markets in the United States and Western Europe provided investors with another year of double-digit percentage gains during 1998. These returns were not achieved in a straight-line fashion, however. Equity markets rallied strongly in the U.S. and Western Europe into the summer months. Markets gave most of the gains back in late summer and early fall. The spread of the Asian economic collapse to other developing economies around the globe, the Russian debt default, and a developing crisis of confidence took the wind out of the sails of global equity markets. At the same time equity markets were tumbling, investors fled to the safety of U.S. Treasury securities, driving yields down to historically low levels.

The decision by central banks around the world to ease monetary policy, in order to restore confidence in financial markets and shore up the global economy, worked as planned. During the fourth quarter of 1998, stock markets in the U.S. and Western Europe rebounded sharply. Not only did the markets regain all the ground they lost in the summer sell-off, but also they rallied sharply higher by year-end. The fact that the equity markets regained their footing during the latter part of 1998 took steam out of the powerful rally in the U.S. Treasury market. Investors also began to tread water in the corporate bond market, which was shunned along with equities during the mid-year crisis of confidence.

Most economists are forecasting sluggish worldwide economic growth for 1999, with not much chance for a pick up in the level of price inflation. The effect of a budding crisis in Latin America at the start of 1999, and the Y2K computer issue facing the world at the end of this year, are issues that may affect financial asset returns in the year ahead. As we have witnessed over the past several years however, slow growth with low inflation has been a good environment for performance of financial assets.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying, developing an overall strategy and sticking to it.

Are you investing for aggressive growth, long-term growth, growth and income or current income? How much relative risk are you willing to accept in exchange for the potential to achieve those objectives? The longer your investment horizon, the less likely it is that you will be affected by short-term volatility.

No matter what your objectives, risk tolerance or investment horizon, it makes sense to diversify your holdings. Diversification may include not only investing in multiple companies, but also spreading your investments across various industries, asset classes and even countries.

GW Capital Management, LLC is the investment adviser for Variable Annuity Account A.

                    GREAT-WEST VARIABLE ANNUITY ACCOUNT A

                    Financial Statements for the Years Ended December 31, 1998 and 1997 and Independent Auditors' Report

Denver, Colorado



INDEPENDENT AUDITORS' REPORT


To the Variable Annuity Account Committee and the Participants of Great-West Variable Annuity Account A:


We have audited the accompanying statement of assets and liabilities of the Great-West Variable Annuity Account A, including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended December 31, 1998. These financial statements and financial highlights are the responsibility of Great-West Variable Annuity Account A's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Great-West Variable Annuity Account A at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP


February 16, 1999

                                              9
GREAT-WEST VARIABLE ANNUITY ACCOUNT A


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
===============================================================================



Assets:


Investments, at value:
  Common stock (cost - $7,356,360)                                    $9,191,453
  Short-term investments (cost - $298,065)                               298,065
Investment income due and accrued                                         17,148
Cash                                                                      70,748
                                                                      ----------

     Total Assets                                                      9,577,414



Liabilities:

Due to Great-West Life & Annuity Insurance Company                        21,026
Contract benefits payable (Note 3)                                       320,458
                                                                      ----------

     Total Liabilities                                                   341,484
                                                                      ----------

Net Assets                                                            $9,235,930
                                                                      ==========

Net Assets Represented By:

Accumulation units - 717,490 (units at $11.953)                       $8,576,279
Reserves for annuities in course of payment                              659,651
                                                                      ----------

Net Assets                                                            $9,235,930
                                                                      ==========









See notes to financial statements.

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
===============================================================================



Investment Income:

  Dividends                                                           $  158,834
  Interest                                                                24,565
                                                                      ----------
                                                                         183,399
Expenses:

  Administration                                                          24,846
  Mortality risks                                                         33,597
  Investment management and advisory services                             40,494
  Expense risks                                                            5,972
                                                                      ----------
                                                                         104,909
                                                                      ----------
Net Investment Income                                                     78,490
                                                                      ----------



Realized and Unrealized Gain on Investments:

Net realized gain on investments                                         392,795
Net change in unrealized appreciation on investments                     713,634
                                                                      ----------

Net Realized and Unrealized Gain on Investments                        1,106,429
                                                                      ----------

Net Increase in Net Assets Resulting from Operations                  $1,184,919
                                                                      ==========












See notes to financial statements.

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997
==============================================================================================



From Operations:                                                    1998              1997
                                                                -------------     --------------

Net investment income                                        $       78,490    $      131,736
Net realized gains                                                  392,795         1,823,734
Net change in unrealized appreciation                               713,634          (476,166)
                                                                -------------     --------------

    Increase in net assets resulting
        from operations                                           1,184,919         1,479,304

From Unit Share Transactions:

Surrenders                                                         (293,653)         (460,010)
Annuity payments                                                   (127,977)         (120,602)
Death payments                                                      (28,572)         (215,036)
Transfer in respect of mortality guarantees                          28,054            49,642
                                                                -------------     --------------
   Decrease in net assets derived from unit
   share transactions                                              (422,148)         (746,006)
                                                                -------------     --------------
Net increase in net assets                                          762,771           733,298



Net Assets:

Beginning of period                                               8,473,159         7,739,861
                                                                -------------     --------------
                                                                =============
End of period                                              $      9,235,930    $    8,473,159
                                                                =============     ==============











See notes to financial statements.

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

FINANCIAL HIGHLIGHTS
==============================================================================================

Selected data for an accumulation unit for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, were as follows:

                                                     Years Ended December 31,
                                    ------------------------------------------------------------
                                         1998        1997        1996       1995        1994
                                      -----------  ----------  ---------- ----------  ----------
Unit Value, Beginning of Period     $   10.661   $    8.767  $    7.501  $   6.070  $    6.245
Income From Investment Operations:
Net investment income                     .084         .167        .053       .089        .073
Net realized and unrealized gains
  (losses) on investments                1.208        1.727       1.213      1.342       (.248)
                                      -----------  ----------  ---------- ----------  ----------

Total From Investment
   Operations (Note A)                   1.292        1.894       1.266      1.431       (.175)
                                      -----------  ----------  ---------- ----------  ----------

Unit Value, End of Period           $   11.953   $   10.661  $    8.767  $   7.501  $    6.070
                                      ===========  ==========  ========== ==========  ==========

Total Return                            12.12%       20.27%      15.90%     23.56%      (2.80)%

Net Assets, End of Period           $ 9,235,930  $ 8,473,159 $ 7,739,861 $6,990,140 $ 6,076,943

Average broker commission paid
   per share bought or sold         $     .0560  $    0.0600 $    0.0692

Ratio of Expenses to Average
   Net Assets                            1.03%        1.27%       1.25%      1.18%       1.24%

Ratio of Net Investment Income
   to Average Net Assets                  .77%        1.74%       1.89%      2.49%       2.42%

Portfolio Turnover Rate                  51.93%      151.4%       64.4%      62.2%       30.2%


Note A - Net investment income and realized and unrealized gains (losses) are reflected in the value of the accumulation units. Dividends are not declared from income and capital gains are not distributed.

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
==============================================================================

NOTE 1 - HISTORY

Great-West Variable Annuity Account A (Variable Annuity Account A) is a separate and distinct investment fund established by The Great-West Life Assurance Company (Great-West Life). On December 31, 1991, Variable Annuity Account A was transferred to and the variable annuity contracts were reinsured by Great-West Life & Annuity Insurance Company (GWL&A), a wholly-owned subsidiary of
Great-West Life. Variable Annuity Account A is registered as an open-end diversified management investment company under the Investment Company Act of 1940, and the registration under the Securities Act of 1933 of the group variable annuity contracts funded by Variable Annuity Account A became effective on November 27, 1968. Purchase payments were first placed in Variable Annuity Account A on January 3, 1969.

Effective April 16, 1984, Great-West Life ceased issuing new variable annuity contracts. Effective May 1, 1987, Great-West Life has not allowed new participants to be enrolled under existing variable annuity contracts and, effective May 1, 1989, no additional contributions under existing variable annuity contracts are being accepted.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The  cost  of   securities   sold  is   determined  on  the  basis  of  specific
identification.

Securities traded on national exchanges are valued daily at the closing price of the securities on these exchanges, and securities traded on over-the-counter markets are valued daily at the average between bid and asked prices. Short-term securities are valued at amortized cost which approximates market value. Security transactions are recorded at the earlier of trade date or the date a commitment is made to buy or sell the related investment.

Dividend income is accrued as of the ex-dividend date and interest income is recorded daily.

NOTE 3 - RELATED-PARTY TRANSACTIONS

GWL&A provides administrative, investment management, and advisory services to Variable Annuity Account A and has assumed mortality and expense risks of the contracts. A daily deduction of .003285% (an effective annual rate of 1.2064%) is made from the gross investment income of Variable Annuity Account A. This deduction, expressed on an annual basis, is broken down as follows: 0.2857% for administrative expenses, 0.3863% for mortality risks, 0.0688% for expense risks, and 0.4656% for investment management and advisory services. Effective November 1, 1996 a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company, GW Capital Management, LLC, serves as investment advisor.

Contract benefit payments are advanced by GWL&A to contract holders on behalf of Variable Annuity Account A. Variable Annuity Account A reimburses GWL&A for these payments periodically.

NOTE 4 - INVESTMENTS

The aggregate purchases of investments and the aggregate proceeds from sales of investments were (excluding short-term securities) as follows:

Common Stock                                   1998              1997
                                           --------------    -------------
  Purchases                             $    4,642,927    $   11,046,651
  Proceeds from sales                        4,034,420        11,673,390

NOTE 5 - FEDERAL INCOME TAXES

The Variable Annuity Account A investment income is applied to increase accumulation unit values. Under existing federal income tax law, Variable Annuity Account A investment income is not taxed to the extent that it is applied to increase accumulation unit values. GWL&A reserves the right to charge the Variable Annuity Account A if such taxes are imposed in the future.

NOTE 6 - ACCUMULATION UNITS

A summary of the transactions in accumulation units follows:

                                                           1998          1997
                                                         ----------    ---------
Outstanding - January 1                                   746,562       819,044
  Redeemed during the year:
    Surrender                                             (26,596)      (49,689)
    Death                                                  (2,476)      (22,793)
                                                         ----------    ---------
                                                         ----------    ---------
                                                          (29,072)      (72,482)
                                                         ----------    ---------
                                                         ==========    =========
Outstanding - December 31                                 717,490       746,562
                                                         ==========    =========

Net investment income and realized and unrealized gains are reflected in the value of the accumulation units. Dividends are not declared from income and gains are not distributed.


NOTE 7 - ACCUMULATION UNIT VALUES - (Unaudited)
==============================================================================================

                                ACCUMULATION                                   ACCUMULATION
     VALUATION DATE              UNIT VALUE            VALUATION DATE           UNIT VALUE
-------------------------  -----------------------  ----------------------  --------------------
January 3, 1969          $       1.00000000         September 30, 1980    $      1.24125856
March 28, 1969           $       1.07468400         December 31, 1980     $      1.34937658
June 27, 1969            $       1.07583259         March 31, 1981        $      1.34420316
September 30, 1969       $       1.04319336         June 30, 1981         $      1.31151501
December 31, 1969        $       1.05956294         September 30, 1981    $      1.21957549
March 31, 1970           $       1.05322327         December 31, 1981     $      1.34034823
June 30, 1970            $        .86337212         March 31, 1982        $      1.22060069
September 30, 1970       $        .98057690         June 30, 1982         $      1.21747890
December 31, 1970        $       1.08416020         September 30, 1982    $      1.32107048
March 31, 1971           $       1.28783953         December 31, 1982     $      1.54829628
June 30, 1971            $       1.31417688         March 31, 1983        $      1.72492408
September 30, 1971       $       1.34600160         June 30, 1983         $      1.88999803
December 31, 1971        $       1.40624309         September 30, 1983    $      1.85391985
March 31, 1972           $       1.50937876         December 31, 1983     $      1.86959830
June 30, 1972            $       1.46441659         March 31, 1984        $      1.77987261
September 29, 1972       $       1.41141921         June 30, 1984         $      1.74123169
December 31, 1972        $       1.43641768         September 30, 1984    $      1.89436321
March 30, 1973           $       1.14518173         December 31, 1984     $      1.94021457
June 29, 1973            $        .94975920         March 31, 1985        $      2.11639231
September 28, 1973       $       1.12752636         June 30, 1985         $      2.31593116
December 31, 1973        $        .98798465         September 30, 1985    $      2.17502453
March 29, 1974           $        .92504974         December 31, 1985     $      2.50415588
June 28, 1974            $        .84636772         March 31, 1986        $      2.92575544
September 30, 1974       $        .69582357         June 30, 1986         $      3.12894373
December 31, 1974        $        .76438983         September 30, 1986    $      2.79849885
March 31, 1975           $        .85484991         December 31, 1986     $      2.92996949
June 30, 1975            $        .94523691         March 31, 1987        $      3.45357315
September 30, 1975       $        .86720026         June 30, 1987         $      3.47692861
December 31, 1975        $        .89703274         September 30, 1987    $      3.58107036
March 31, 1976           $       1.02654318         December 31, 1987     $      2.90927633
June 30, 1976            $       1.04254066         March 31, 1988        $      3.03211290
September 30, 1976       $       1.02175714         June 30, 1988         $      3.14170371
December 31, 1976        $       1.06312535         September 30, 1988    $      3.19555027
March 31, 1977           $        .96668709         December 31, 1988     $      3.24632490
June 30, 1977            $        .97779837         March 31, 1989        $      3.40048089
September 30, 1977       $        .91543186         June 30, 1989         $      3.66057985
December 31, 1977        $        .91330430         September 30, 1989    $      4.03595925
March 31, 1978           $        .88025820         December 31, 1989     $      4.16667314
June 30, 1978            $        .94981303         March 31, 1990        $      4.10420565
September 30, 1978       $       1.02175412         June 30, 1990         $      4.40575331
December 31, 1978        $        .94566769         September 30, 1990    $      3.95067300
March 31, 1979           $       1.03700469         December 31, 1990     $      4.09586804
June 30, 1979            $       1.03384794         March 31, 1991        $      4.67731834
September 30, 1979       $       1.07966980         June 30, 1991         $      4.46997251
December 31, 1979        $       1.09861144         September 30, 1991    $      4.70629835
March 31, 1980           $       1.02778990         December 31, 1991     $      5.17489662
June 30, 1980            $       1.15888482





ACCUMULATION UNIT VALUES - (Unaudited) - Concluded
===============================================================================

                                ACCUMULATION
     VALUATION DATE              UNIT VALUE
-------------------------  -----------------------
March 31, 1992           $       5.00089395
June 30, 1992            $       4.90045709
September 30, 1992       $       4.94334533
December 31, 1992        $       5.39680799
March 31, 1993           $       5.70268053
June 30, 1993            $       5.91443136
September 30, 1993       $       6.20352631
December 31, 1993        $       6.24551098
March 31, 1994           $       6.07099873
June 30, 1994            $       5.98373289
September 30, 1994       $       6.21184797
December 31, 1994        $       6.07070336
March 31, 1995           $       6.43386353
June 30, 1995            $       6.93539739
September 30, 1995       $       7.34349110
December 31, 1995        $       7.50058268
March 31, 1996           $       7.97167430
June 30, 1996            $       8.16277408
September 30, 1996       $       8.36088935
December 31, 1996        $       8.76699327
March 31, 1997           $       9.10319430
June 30, 1997            $       9.87479147
September 30, 1997       $      10.11055595
December 31, 1997        $      10.66148379
March 31, 1998           $      10.99141808
June 30, 1998            $      11.46520474
September 30, 1998       $       9.63105524
December 31, 1998        $      11.95317612






The Maxim Series Fund

Variable Annuity Account

COMMON STOCK

COMMUNICATIONS --- 2.2%
      2,800 AT&T Corp                                                    210,700
                                                                        $210,700

CONSUMER SERVICES --- 9.7%
      4,000 Bausch & Lomb Inc                                            240,000
      1,300 Bristol-Myers Squibb Co                                      173,956
      3,500 CR Bard Inc                                                  173,250
      1,900 Johnson & Johnson                                            159,363
      1,200 Merck & Co Inc                                               177,224
                                                                        $923,793

CREDIT INSTITUTIONS --- 6.9%
      1,500 American Express Co                                          153,375
      3,100 Bancwest Corp                                                148,800
      3,400 Bankamerica Corp                                             204,425
      2,200 Mellon Bank Corp                                             151,250
                                                                        $657,850

ELECTRIC --- 3.1%
      3,800 Baltimore Gas & Electric Co                                  117,325
      3,300 Consolidated Edison Inc                                      174,488
                                                                        $291,813

ELECTRONICS - HIGH TECH --- 18.1%
      4,500 Adobe Systems Inc                                            210,375
      5,700 Compaq Computer Corp                                         239,041
      2,000 Eastman Kodak Co                                             144,000
      1,700 Emerson Electric Co                                          102,850
      2,000 General Electric Co                                          204,124
      2,300 Hewlett-Packard Co                                           157,118
      2,700 Johnson Controls Inc                                         159,300
      3,800 Motorola Inc                                                 232,036
      8,000 Scientific-Atlanta Inc                                       182,496
      2,100 Thomas & Betts Corp                                           90,955
                                                                      $1,722,295

HOLDING & INVEST. OFFICES --- 7.9%
      4,040 Bank One Corp                                                206,290
      4,400 S & P 500 Depositary Receipt                                 542,573
                                                                        $748,863

INDUSTRIAL SERVICES --- 2.6%
      5,000 Electronic Data Systems Corp                                 251,250
                                                                        $251,250

INSURANCE --- 4.5%
      3,200 Allstate Corp                                                123,600
      1,800 American International Group Inc                             173,925
      3,000 Arthur J Gallagher & Co                                      132,375
                                                                        $429,900

MFTG - CONSUMER PRODS. --- 8.3%
      3,300 Anheuser-Busch Companies Inc                                 216,563
      5,300 International Flavors & Fragrances Inc                       234,191
      4,700 Lancaster Colony Corp                                        150,987
      8,400 Leggett & Platt Inc                                          184,800
                                                                        $786,541

MFTG - INDUSTRIAL PRODS --- 15.0%
      5,300 3Com Corp*                                                   237,504
      3,200 Armstrong World Industries Inc                               192,998
      4,100 Kimberly-Clark Corp                                          223,450
      3,500 PPG Industries Inc                                           203,875
      2,900 Pharmacia & Upjohn Inc                                       164,212
      4,200 Rockwell International Corp                                  203,960
      8,400 USX-US Steel Group                                           193,200
                                                                      $1,419,199

OIL & GAS --- 6.7%
      2,800 Atlantic Richfield Co                                        182,700
      4,200 Coastal Corp                                                 146,735
      5,700 Halliburton Co                                               168,863
      1,600 Mobil Corp                                                   139,400
                                                                        $637,698

RETAIL TRADE --- 4.7%
      3,300 Albertson's Inc                                              210,167
      8,200 Brinker International Inc*                                   236,775
                                                                        $446,942

TELEPHONE --- 3.8%
      3,400 Bell Atlantic Corp                                           180,200
      3,400 SBC Communications Inc                                       182,325
                                                                        $362,525

TRANSPORTATION EQUIPMENT --- 1.3%
      2,200 TRW Inc                                                      123,611
                                                                        $123,611

WHOLESALE TRADE -CONSUMER --- 1.9%
      4,400 Nike Inc Class B                                             178,473
                                                                        $178,473

TOTAL COMMON STOCK --- 96.9%                                          $9,191,453
(Cost $7,356,360)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 1.5%
    145,000 Ford Motor Credit Co                                         144,620
                                                                        $144,620

SECURITIES & COMMODITIES --- 1.6%
    154,000 Merrill Lynch & Co Inc                                       153,445
                                                                        $153,445

TOTAL SHORT-TERM INVESTMENTS --- 3.1%                                   $298,065
(Cost $298,065)

TOTAL VARIABLE ANNUITY ACCOUNT --- 100.0%                             $9,489,518
(Cost $7,654,425)